UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 26, 2013, Alexandria Real Estate Equities, Inc. and Alexandria Real Estate Equities, L.P. (collectively, the “Company”) entered into a Second Amended and Restated Term Loan Agreement with Citibank, N.A., as administrative agent, Citigroup Global Markets Inc., RBC Capital Markets and RBS Securities Inc., as joint lead arrangers and joint book running managers, and certain financial institutions party thereto as lenders (the “Amended Term Loan Agreement”).  The Amended Term Loan Agreement amends and restates that certain Amended and Restated Term Loan Agreement, dated June 30, 2011, as amended on April 30, 2012, among the Company, Citibank N.A. and certain financial institutions party thereto as lenders (the “Prior Term Loan Agreement”) to, among other things, decrease the applicable interest rate margins in respect of the loan thereunder (the “Loan”) and extend the maturity date of the loan originally provided under the Prior Term Loan Agreement from June 30, 2015, to July 31, 2015, subject to the Company’s sole option to extend the maturity date up to two times for an additional term of six months each time upon the satisfaction of certain conditions.

Under the Amended Term Loan Agreement, the Loan will bear interest at a “Eurodollar Rate” or a “Base Rate” specified in the Amended Term Loan Agreement, plus, in either case, a margin specified in the Amended Term Loan Agreement.  The margin at closing was 1.20% and was applied to the Eurodollar Rate.

The “Eurodollar Rate” is the rate per annum equal to the British Bankers Association (or any other person which takes over the administration of that rate) LIBOR Rate, or if such rate is not available at the time of determination, the rate per annum determined by the administrative agent to be the rate at which deposits in US dollars for delivery on the date of determination in same day funds in the approximate amount of the borrowing would be offered by Citibank’s London Branch to major banks in the London interbank Eurodollar market at their request.  The “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the federal funds rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Citibank as its “base rate,” and (c) the Eurodollar Rate plus 1.00%.

Under the Amended Term Loan Agreement, the financial covenants under the Prior Term Loan Agreement were not amended and are identical to the financial covenants required under the Company’s existing unsecured credit facility.  The Company must not, as of the last day of any fiscal quarter, permit its:

•                  leverage ratio to exceed 60.0%, except for four calculation dates immediately following any acquisition in which the assets acquired exceed 5% of the Company’s total assets (a “Material Acquisition”), in which case its leverage ratio is not to exceed 65.0%

•                  unsecured leverage ratio to exceed 60.0%, except for four calculation dates immediately following any Material Acquisition, in which case its unsecured leverage ratio is not to exceed 65.0%

•                  unsecured interest coverage ratio to be less than 1.75 to 1.00

•                  secured debt ratio to exceed 40.0%, except for four calculation dates immediately following any Material Acquisition, in which case its secured debt ratio is not to exceed 45.0%

•                  fixed charge coverage ratio to be less than 1.50:1.00

•                  minimum book value to be less than the sum of $2.0 billion and 50% of the net proceeds of equity offerings after January 28, 2011

The Company may, upon notice to the administrative agent, at any time or from time to time voluntarily prepay the Loan in whole or in part without premium or penalty; provided that any prepayment shall be in a principal amount of at least $500,000 or, if less, the entire principal amount thereof then outstanding.

The foregoing summary of the Amended Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Term Loan Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2013.

Item 2.02.  Results of Operations and Financial Condition.

On July 29, 2013, the Company issued a press release entitled “Alexandria Real Estate Equities, Inc. Reports Second Quarter Ended June 30, 2013 Financial and Operating Results” which sets forth the Company’s results of operations and financial condition for the second quarter ended June 30, 2013.  The press release referred to certain supplemental information that is available on the Company’s website at www.are.com.  Copies of the press release and supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information contained in this Item 2.02, including the exhibits referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1                Press Release dated July 29, 2013.

99.2                Alexandria Real Estate Equities, Inc.’s Earnings Press Release and Supplemental Information for the Second Quarter Ended June 30, 2013.

Forward-looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements include words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative of these words or similar words, and include (without limitation) statements regarding the anticipated maturity date of the Amended Term Loan Agreement.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement.  A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, the factors described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q.  The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

July 30, 2013	By:	/s/ Joel S. Marcus
Joel S. Marcus
Chairman/Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated July 29, 2013.

99.2	Alexandria Real Estate Equities, Inc.’s Earnings Press Release and Supplemental Information for the Second Quarter Ended June 30, 2013.